Annual Report

June 30, 2001

T. Rowe Price
International Stock Portfolio

Dear Investor

International stock markets weakened during the six months ended June 30, 2001, as growth stocks corrected sharply, overwhelming the gains achieved by value and defensive shares. The declines in the technology hardware, telecom and media growth sectors, as well as the stock market-sensitive insurance sector were particularly steep. Automobile and energy industries performed best. Yet, only autos rose, with even the energy sector down slightly and the other better-performing sectors - materials and utilities - further in negative territory.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  International Stock
  Portfolio                                         -16.06%              -27.61%

  MSCI EAFE Index                                    -14.75               -23.63

  Lipper Variable Annuity
  Underlying International
  Funds Average                                      -14.34               -24.01


     Fund performance during the 6- and 12-month periods shown above trailed both the MSCI EAFE index and the Lipper average for similar funds. In an environment strongly favoring value and defensive stocks, the fund's concentration on growth shares hurt its performance compared with the benchmarks (see relative performance table also on this page). After rising at a tremendous rate, demand for telecom and technology products slowed, disappointing investors and pushing share prices lower. From a country perspective, underweighting the relatively stronger Japanese and Australian markets hurt returns. From a sector perspective, overweighting growth sectors, particularly technology, hurt performance, while underweighting value sectors, especially the auto sector, also detracted from returns.


  Relative Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  MSCI EAFE Growth Index                             -18.77               -33.35

  MSCI EAFE Value Index                              -10.87               -13.07


  International economic growth decelerated. Japan's economy reached the brink of recession and smaller countries in the Far East, which had been growing most vigorously, slowed sharply. Declining demand from the U.S. and Europe, particularly for technology products, heavily impacted these export-dependent countries.

  At the end of June, Europe represented 66% of net assets, down from 69% in December. Within Europe, the U.K. remained the largest country exposure at 23% of net assets. We had 17% invested in Japan, the same as in December. In the Far East, the weighting rose from 4% to 7%, while in Latin America 3% of the portfolio was split between Mexico and Brazil. The portfolio is underweighted in Europe and Japan relative to the MSCI EAFE Index and overweighted in the Far East and Latin America. Purchases included financial and commercial services companies, which are restructuring to raise returns, and also inexpensively valued telecoms with growth potential. We reduced selected growth stocks, which we perceived to be more vulnerable to the difficult environment, taking advantage of growth stock rallies in January and April. We trimmed defensive holdings, which had reached their target valuations, as well as telecoms facing regulatory change or increased competition.

  Geographic Diversification
  ------------------------------------------------------------------------------

  Europe                                                66%

  Japan                                                 17%

  Other and Reserves                                     7%

  Far East                                               3%

  Latin America                                          7%

  Based on net assets as of 6/30/01.


Europe

  Spain and the U.K., where there are no major technology stocks and where telecoms were far stronger than some sector peers across Europe, fell less than Italy and France. In those countries, large telecoms dropped more heavily, while insurers and French technology stocks also dragged returns down. Sweden and Finland were the poorest performers in Europe, due to sharp corrections of communications equipment giants LM Ericsson and Nokia.


  Market Performance
  ------------------------------------------------------------------------------

  Six Months                      Local      Local Currency                U.S.
  Ended 6/30/01                Currency    vs. U.S. Dollars             Dollars


  France                        -10.41%              -9.83%             -19.22%

  Germany                         -6.50               -9.83              -15.69

  Hong Kong                      -16.07                0.00              -16.07

  Italy                          -13.11               -9.83              -21.65

  Japan                            0.14               -8.43               -8.31

  Mexico                          18.30                5.73               25.08

  Netherlands                     -6.23               -9.83              -15.45

  Singapore                      -16.12               -4.83              -20.17

  Sweden                         -17.62              -13.32              -28.59

  Switzerland                    -11.49               -9.84              -20.21

  United Kingdom                  -7.67               -5.85              -13.07


  Source: RIMES Online, using MSCI indices


o Telecoms

  The major challenges facing the sector were debt burdens, due to investments in next-generation services and delays to the expected starting dates of those services. Telecoms took steps to improve margins and reduce their debt by lowering handset subsidies and raising prices. Cheap handsets and extensive promotion stimulated subscriber growth, but heavy subscriber acquisition costs hurt telecom company profit margins. The German regulator's decision to allow telecom operators to share the 3G networks they must build to offer next-generation services was positive for the sector. To reduce its debt, British Telecom raised $7.5 billion by issuing stock at a deep discount. France Telecom spun off its mobile business Orange at less than half the price originally indicated. Attracted by the reasonable valuation, strong brand, and growth potential, we added Orange to the portfolio. Orange outperformed the sector on expectations that its profit margins will increase.

o Technology

  Over the six months, technology companies issued profit warnings and cut or withdrew forecasts for coming quarters because of uncertainty about customers' orders. Relatively high mobile penetration, delays in new services, higher handset prices (due to lower subsidies), and slowing economies had lowered demand for handsets. However, beginning in 2002, next-generation technologies hold promise for handset demand and network construction, as well as for related component and production equipment orders. Ericsson and Philips Electronics, which had struggled as smaller players in the handset market, announced joint ventures. Philips plans to sell its mobile phone business in return for a minority stake in a joint venture with China Electronics Corporation. This step allows Philips to exit an underperforming business while providing Philips with lower risk exposure to the mobile communications business, which has exciting prospects, particularly in China. After smaller handset manufacturers warned about profits and cut forecasts, news from industry bellwether Nokia that it would not meet second quarter expectations emphasized the severity of the downturn. Nokia remains the global industry leader by a substantial margin and is strongly positioned to benefit as the technology transition progresses in 2002.

  Although technology stocks are cyclical, we believe those in your portfolio are better positioned to come through such downturns in a strong position and gain market share. For example, while semiconductor manufacturers cut their purchases of current-generation production equipment, orders for the next-generation equipment, in which ASML is a leader, were less affected by the slowdown. This technology leadership supported ASML's performance over the six months and holds promise for the future. In the face of an abrupt slowdown, the rapidity and extent of the response by these European companies was encouraging. They immediately announced measures to reduce costs and investment, demonstrating attention to returns and shareholder value that has only recently been evident in businesses outside the U.S.

o Media

  Advertising demand fell more sharply than anticipated due to the economic downturn, the absence of any major sporting events this year, and fewer telecom campaigns. Wolters Kluwer and Reed International were among the portfolio's media holdings that outperformed their sector because their leading educational, medical/ scientific, and legal publishing franchises are less reliant on advertising. Worries about the slump in advertising hurt international agency and market research group WPP Group. Yet, a greater proportion of WPP's advertising business is now fee - rather than commission-based, so the advertising revenues, like those of the substantial market research business, are less sensitive to cyclical changes in advertising demand. There are further synergies and cost-cutting to be gained following WPP's merger with Y&R, and WPP's global reach equips it to serve clients that have expanded around the world. TV broadcasters such as Granada, which are directly exposed to short-term changes in advertising, were hit the hardest.

o Pharmaceuticals

  Sector performance declined from its spike at the end of 2000, but strong growth and earnings, as well as stable or improving business outlooks, remained intact. Portfolio stocks performed better than their sector, led by GlaxoSmithKline, Sanofi-Synthelabo, and biotech Celltech Group. The successful U.S. launch of its asthma treatment Advair stimulated GlaxoSmithKline's gains. Increased expectations for its cardiovascular drug Plavix pushed Sanofi-Synthelabo higher. Celltech signed a landmark deal for its new, potentially billion-dollar drug to be marketed with Pharmacia.

o Financials

  After having been one of the stronger sectors for several quarters, European banks fell, as the economic outlook deteriorated. Within the sector, BNP Paribas and Royal Bank of Scotland Group were more resilient, due to little exposure to the downturn of merger and acquisition and related primary market activity. IntesaBci, Nordea, and diversified financial services group ING Groep were weaker performers, but we believe they have strong prospects for raising earnings and returns as they integrate recent acquisitions, rationalize operations, and cross-sell products. The insurance sector corrected sharply as stock markets fell.

o Other sectors

  Strong earnings supported the energy sector. Italian ENI rose, having beaten cost-cutting targets and doubled profits in 2000. Shell Transport & Trading climbed modestly. We added to the world leaders in catering services, Compass Group and Sodexho. Their businesses are growing at a healthy rate as companies strive to cut costs by outsourcing services, such as catering. They operate around the world, putting them in the unique position of being able to serve international companies. During the quarter, Compass completed its transformation from a conglomerate to a focused catering business by spinning off its media group as Granada, and selling the `Le Meridien' hotel chain. Sodexho Alliance announced plans to acquire 100% of U.S. business Sodexho Marriott Services.


  Sector Diversification
--------------------------------------------------------------------------------

                                     Percent of              Percent of
                                     Net Assets              Net Assets
                                       12/31/00                 6/30/01


  Financials                               22.7%                   23.5%

  Consumer Discretionary                   15.1                    16.1

  Information Technology                   14.2                    11.7

  Health Care                               8.4                    10.2

  Telecommunication Servic                  9.9                     8.7

  Energy                                    6.4                     8.5

  Consumer Staples                          5.0                     6.1

  Industrials                               4.9                     5.9

  Materials                                 1.6                     2.0

  Utilities                                 1.0                     1.0

  Reserves                                 10.8                     6.3

  Total                                   100.0%                  100.0%
  ------------------------------------------------------------------------------

Japan

  Although Japan's technology stocks trailed the overall market, they were not the market's worst performers, as in Europe. Major telecom NTT, banks, and pharmaceuticals fell considerably more.

o Telecoms

  Japan's mobile leader NTT DoCoMo edged up, significantly outperforming its international sector. There has been strong demand for DoCoMo's Internet-compatible `I-mode' services. During the quarter, the launch of Java handsets, which are faster and have improved graphics, was even more successful than hoped for. NTT, the fixed-line parent company of DoCoMo in which your portfolio is underweighted, performed poorly due to increased competition, potential regulatory changes, and the government's plans to sell NTT shares in the autumn.

o Technology

  Japanese demand for mobile telecom equipment remained buoyant, but demand from European and U.S. telecom groups slowed. Even world-leading component suppliers with proprietary technology, such as Murata, were forced to cut profit forecasts for the near term and they performed poorly. Encouraging news about growing sales of its color laser printers, healthy demand for its office automation equipment, and less competition from an enfeebled Xerox made Canon one of the bestperforming Japanese stocks in your portfolio. Sony is about to enter a strong product cycle as PlayStation 2 sales increase and new digital consumer electronics products are launched. Last year, Sony launched and sold more than 10 million units of its PlayStation 2 and the company expects to double the number this year. Sony's performance was tarnished late in the period due to concerns about competition for PlayStation 2 from Nintendo and Microsoft's yet-to-be-launched games consoles. In this challenging environment, numerous companies, such as NEC, announced positive measures including restructuring, plant closures, and staff cuts - steps once inconceivable in Japan.

o Banks

  The high level of banks' bad debts remained an overriding concern. Banks fell to the level last seen before the government made massive capital injections in 1998. As the period ended, however, banks recovered some ground when the government disclosed measures to deal with nonperforming loans. The portfolio remained underweighted in the sector, holding Mizuho (the merger of IBJ, Dai-Ichi Kangyo, and Fuji Banks), Sumitomo Mitsui Bank (the merger of Sumitomo Bank and Sakura Bank), and UFJ Holdings (the merger of Sanwa Bank, Tokai Bank, and Toyo Trust & Banking). Leading broker Nomura Securities performed well, announcing better-than-expected earnings, ahead of its competitors. In addition, Japan's parliament agreed to the introduction of 401(k)-type pensions. The introduction of such pensions has the potential to sharply raise Nomura's mutual fund business. For the first time, REITs were granted permission to sell shares to the public. Mitsui Fudosan, one of Japan's largest real estate companies, rose in anticipation of its role in this market. Mitsui Fudosan will list REIT shares on the Tokyo Stock Exchange later this year.

Far East

  Country performance across the region varied considerably. South Korea leapt and Australia rose modestly. A political scandal and the unwinding of a speculative financial syndicate earlier in the year pushed India's stock market down. The impact of falling exports and a slowing economy hurt returns across sectors in Hong Kong.

o Telecoms

  China Mobile (Hong Kong), the portfolio's primary Asian telecom, exceeded expectations, reaching 56.6 million subscribers at the end of May. The company's opportunities are significant, as penetration in China remains very low. We eliminated Australian Telstra from your portfolio. Telstra's performance, relative to its international sector, had been good because it has a strong balance sheet. Yet, we felt slower economic growth and rising competition hurt the outlook, as reflected by the company's profit warning. Disappointing results, due largely to its telecom business, weakened conglomerate Hutchison Whampoa. Looking ahead, the introduction of new technologies offers better prospects for Hutchison's interests in telecoms around the world.

o Technology

  The portfolio's regional technology stocks led their international sector. South Korean Samsung Electronics was one of the strongest performers as it rebounded from a depressed level at the end of 2000. A cheaper valuation than its competitors in the U.S. and Europe supported Samsung's performance. Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing rose, although its capacity utilization fell to below 50%. As a foundry, TSMC is at the end of the supply chain and is expected to benefit early when demand starts to recover. Singaporean electronic manufacturing systems (EMS) contractor Flextronics, and Canadian EMS leader Celestica are benefiting from technology firms' steps to slash costs by outsourcing production.

o Other sectors

  Indications that Australian media group News Corporation will acquire Hughes, the U.S. satellite TV business, accounted for its strong move up. Confirmation that Australian logistics group Brambles Industries will merge its industrial services businesses with those of U.K. group GKN pushed Brambles up. Brambles will gain control, enabling it to manage the businesses more efficiently. South Korean steel manufacturer Pohang Iron & Steel rose sharply, stimulated by news that global steel production was being cut, suggesting the pricing environment could improve. Indian consumer products group Hindustan Lever held its ground, but financial services leader ICICI declined as India's economy weakened and concerns about asset quality emerged.

Latin America

  The near 70% leap of Mexico's large banks, stimulated by Citicorp's bid for Grupo Financiero Banamex (Banacci), plus currency appreciation of 6%, pushed Mexico's stock market ahead strongly. Argentina's escalating problems, combined with Brazil's domestic energy crisis, political scandals, and a slowing economy, deterred investors and pushed Brazil's currency, the real, down 16%. After reductions to Mexican telecom Telefonos de Mexico (Telmex) and Brazilian Telebras, your fund's exposure to telecoms in Latin America is small. Those sales reflect either an increasingly competitive environment or unattractive valuations. Declining advertising demand weakened Mexican media group Grupo Televisa but Mexican brewer Femsa performed very well. Femsa's first-quarter volume growth was strong, the business is expected to grow, and restructuring plans are encouraging. After its offshore oil platform sank in March, Brazil's energy giant Petroleo Brasileiro reassured investors when it announced production targets little changed from previous estimates. First-quarter results showed margins boosted by restructuring and by firm energy prices.

INVESTMENT OUTLOOK

  The economic outlook is somewhat uncertain. The Fed has just cut rates for the sixth time in six months, but economic news remains uninspiring. Overall, we expect the picture to brighten as rate cuts work their way through the system. We are cautiously optimistic that Japan is addressing some of its structural issues and that the weak euro will help underpin European economies.

  For the market in the short term, optimism about falling interest rates is likely to be counterbalanced against earnings pessimism. This tension is likely to continue over the next few months. Our focus is to ensure that your portfolio is well-positioned to benefit from a rebound in growth over the medium term, while avoiding the negative impact of short-term earnings disappointments. Although international markets are likely to be characterized by volatility in the short term, we are optimistic about the long-term prospects for investors in international equity markets.

  Respectfully submitted,

  John R. Ford
  President, T. Rowe Price International Funds, Inc.

  July 20, 2001


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/01
--------------------------------------------------------------------------------

GlaxoSmithKline, United Kingdom                                          3.9%

TotalFinaElf, France                                                     2.4

Shell Transport & Trading, United Kingdo                                 2.1

Aventis, France                                                          2.1

Royal Bank of Scotland Group, United Kin                                 2.1

ING Groep, Netherlands                                                   2.0

NTT DoCoMo, Japan                                                        1.8

Canon, Japan                                                             1.7

Vodafone Group, United Kingdom                                           1.7

Reed International, United Kingdom                                       1.6

Sony, Japan                                                              1.5

Nestle, Switzerland                                                      1.4

Nokia, Finland                                                           1.4

Compass Group, United Kingdom                                            1.4

Intesa BCI, Italy                                                        1.4

VNU, Netherlands                                                         1.4

BNP Paribas, France                                                      1.2

AstraZeneca Group, United Kingdom                                        1.2

Petroleo Brasileiro (Petrobras), Brazil                                  1.2

Royal Dutch Petroleum, Netherlands                                       1.2

WPP Group, United Kingdom                                                1.1

AXA, France                                                              1.1

Vivendi Universal, France                                                1.1

Sanofi-Synthelabo, France                                                1.1

Banco Bilbao Vizcaya Argentaria, Spain                                   1.0

Total                                                                   40.1%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


International Stock Portfolio
--------------------------------------------------------------------------------

                                          Lipper Variable
                                 MSCI   Annuity Underlying      International
                                 EAFE       International               Stock
                                Index       Funds Average           Portfolio

03/31/1994                     10,000              10,000              10,000
06/30/1994                     10,518              10,087              10,100
06/30/1995                     10,723              10,589              10,574
06/30/1996                     12,183              12,359              12,341
06/30/1997                     13,787              14,722              14,491
06/30/1998                     14,667              16,271              15,222
06/30/1999                     15,829              17,119              16,093
06/30/2000                     18,590              21,253              19,695
06/30/2001                     14,198              16,319              14,257


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
--------------------------------------------------------------------------------

Periods Ended 6/30/01
--------------------------------------------------------------------------------

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
--------------------------------------------------------------------------------

-27.61%       -2.16%               2.93%                 5.01%           3/31/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price International Stock Portfolio
Unaudited
--------------------------------------------------------------------------------

                   For a share outstanding throughout each period

              6 Months       Year
                 Ended      Ended
               6/30/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
--------------------------------------------------------------------------------

NET ASSET
VALUE

Beginning
of period     $  15.07   $  19.04   $  14.52   $  12.74   $  12.64   $  11.26

Investment
 activities

  Net investment
  income (loss    0.24       0.07       0.12       0.17       0.12       0.09

  Net realized and
  unrealized gain
  (loss)         (2.66)     (3.46)      4.69       1.84       0.27*      1.55

  Total from
  investment
  activities     (2.42)     (3.39)      4.81       2.01       0.39       1.64

Distributions

  Net
  investment
  income           -        (0.10)     (0.07)     (0.17)     (0.12)     (0.17)

  Net realized
  gain             -        (0.48)     (0.22)     (0.06)     (0.06)     (0.09)

  In excess
  of net
  realized gain    -          -          -          -        (0.11)      -

Total
distributions      -        (0.58)     (0.29)     (0.23)     (0.29)     (0.26)

NET ASSET
VALUE

End of
period         $ 12.65   $  15.07   $  19.04   $  14.52   $  12.74   $  12.64
--------------------------------------------------------------------------------

Ratios/Supplemental Data
Total
return
(diamond)       (16.06)%   (17.84)%    33.32%     15.86%      3.09%     14.70%

Ratio of
total
expenses to
average net
assets          1.05%!       1.05%      1.05%      1.05%      1.05%      1.05%

Ratio of net
investment
income
(loss) to
average
net assets      3.54%!       0.43%      0.83%      1.25%      1.10%      1.22%

Portfolio
turnover
rate            25.9%!       41.7%      25.4%      18.1%      16.6%       9.7%

Net assets,
end
of period
(in thousands) $588,200   $662,159   $707,330   $497,946   $369,400   $210,746


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistant with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!         Annualized

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                         Shares                   Value
-------------------------------------------------------------------------------
                                                   In thousands


AUSTRALIA 1.2%

Common Stocks 0.5%

Brambles Industries                                    67,000   $      1,640

Publishing & Broadcasting                             301,000          1,394

                                                                       3,034

Preferred Stocks 0.7%

News Corporation                                      507,932          4,086

                                                                       4,086

Total Australia (Cost $8,231)                                          7,120


BELGIUM 0.8%

Common Stocks 0.8%

Dexia (EUR)                                           125,850          1,999

Fortis (EUR)                                           98,952          2,390

UCB (EUR)                                               9,720            338

Total Belgium (Cost $3,918)                                            4,727


BRAZIL 1.8%

Common Stocks 0.9%

Pao de Acucar ADR (USD)                                37,300            866

Petroleo Brasileiro (Petrobras)
  ADR (USD) (miscellaneous                             63,800          1,659

Tele Norte Leste Participacoes
  ADR (USD)                                            54,140            826

Telebras
  ADR (USD) (miscellaneous
  footnote symbol)                                     25,075          1,172

Unibanco GDR (USD)                                     28,802            733

                                                                       5,256

Preferred Stocks 0.9%

Petroleo Brasileiro
  (Petrobras)                                         223,020          5,223

                                                                       5,223


Total Brazil (Cost $11,355)                                           10,479


CANADA 1.0%

Common Stocks 1.0%

Alcan Aluminum                                         21,470            903

Celestica
  (USD)* (miscellaneous footnote symbol)               72,757          3,747

Royal Bank of Canada                                   30,380            972

Total Canada (Cost $3,889)                              5,622


DENMARK 0.0%

Common Stocks 0.0%

Tele Danmark                                            8,640            312

Total Denmark (Cost $389)                                                312

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                            In thousands


FINLAND 1.4%

Common Stocks 1.4%

Nokia (EUR)                                           368,485   $      8,359

Total Finland (Cost $5,896)                                            8,359


FRANCE 13.4%

Common Stocks 13.4%

Alcatel
  (EUR) (miscellaneous footnote symbol)                78,270          1,638

Altran Technologies
  (EUR) (miscellaneous footnote symbol)                 8,840            412

Aventis (EUR)                                         137,892         11,020

Aventis (DAX Exchange) (EUR)                           15,387          1,217

AXA (EUR)                                             228,644          6,520

BNP Paribas
(EUR) (miscellaneous footnote symbol)                  79,844          6,956

Canal Plus
(EUR) (miscellaneous footnote symbol)                   3,680             11

Cap Gemini
(EUR) (miscellaneous footnote symbol)                  11,990            874

Compagnie de Saint-Gobain
(EUR) (miscellaneous footnote symbol)                  19,720          2,682

France Telecom
Warrants (EUR)*                                        10,988             93

Groupe Danone
  (EUR) (miscellaneous footnote symbol)                11,080          1,522

Hermes International (EUR)                              9,483          1,310

L'Oreal (EUR)                                          11,579            748

Lafarge (EUR)                                           4,369            374

Legrand
  (EUR) (miscellaneous footnote symbol)                12,360          2,363

LVMH (EUR)                                             10,945            552

Orange
(EUR)* (miscellaneous footnote symbol)                234,320          1,906

Sanofi-Synthelabo
  (EUR) (miscellaneous footnote symbol)                94,812          6,227

Schneider Electric
  (EUR) (miscellaneous footnote symbol)                12,472            690

Societe Generale
  (EUR) (miscellaneous footnote symbol)                23,146          1,372

Societe Television Francaise 1
  (EUR) (miscellaneous footnote symbol)               111,619          3,260

Sodexho Alliance
  (EUR) (miscellaneous footnote symbol)                94,080          4,397

STMicroelectronics
  (EUR) (miscellaneous footnote symbol)                62,929          2,186

TotalFinaElf
  (EUR) (miscellaneous footnote symbol)                99,379         13,930

Vivendi Universal (EUR)                               111,036          6,479

Total France (Cost $66,724)                                           78,739


GERMANY 3.9%

Common Stocks 3.9%

Allianz
  (EUR) (miscellaneous footnote symbol)                20,693          6,046

Bayer (EUR)                                            27,972          1,099

Bayerische Hypo-und Vereinsbank (EUR)                  41,918          2,074

Deutsche Bank
  (EUR) (miscellaneous footnote symbol)                73,702          5,286


T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands


Deutsche Telekom (EUR)                                 17,091   $        390

E.On (EUR) (miscellaneous footnote symbol)             52,750          2,769

Gehe (EUR) (miscellaneous footnote symbol)             41,611          1,619

Rhoen-Klinikum (EUR)                                   11,350            529

SAP (EUR)                                              15,960          2,217

Siemens (EUR)                                          11,914            732

Total Germany (Cost $21,707)                           22,761


HONG KONG 2.5%

Common Stocks 2.5%

Cheung Kong Holdings                                  327,000          3,564

China Mobile (Hong Kong)*                             967,500          5,098

Henderson Land Development                            202,000            893

Hutchison Whampoa                                     503,200          5,081

Total Hong Kong (Cost $10,547)                         14,636


INDIA 0.6%

Common Stocks 0.6%

Global Tele-Systems*                                   82,000            306

Hindustan Lever                                       402,000          1,744

ICICI                                                 342,000            535

ICICI ADR (USD)                                        74,347            684

Reliance Industries                                    21,000            166

Total India (Cost $7,367)                               3,435


IRELAND 0.4%

Common Stocks 0.4%

SmartForce ADR (USD)*                                  63,771          2,247

Total Ireland (Cost $2,031)                             2,247


ISRAEL 0.1%

Common Stocks 0.1%

Check Point Software
Technologies
  (USD)* (miscellaneous footnote symbol)               13,683            692

Total Israel (Cost $752)                                                 692


ITALY 5.6%

Common Stocks 5.6%

Alleanza Assicurazioni
  (EUR) (miscellaneous footnote symbol)               280,450          2,961

Assicurazioni Generali
  (EUR) (miscellaneous footnote symbol)                47,400          1,426

Bipop-Carire
  (EUR) (miscellaneous footnote symbol)               214,790            808

Banca Intesa
  (EUR) (miscellaneous footnote symbol)             2,334,150          8,249

Banca Nazionale
  del Lavoro (EUR)                                    188,500            591


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                          In thousands


ENI
  (EUR) (miscellaneous footnote symbol)               401,857   $      4,904

Mediaset
  (EUR) (miscellaneous footnote symbol)                56,000            472

Mediolanum (EUR)                                      119,295          1,203

Olivetti
  (EUR) (miscellaneous footnote symbol)             1,504,922          2,665

San Paolo IMI
  (EUR) (miscellaneous footnote symbol)                28,041            360

Telecom Italia
  (EUR) (miscellaneous footnote symbol)               168,302          1,512

Telecom Italia Mobile
  (EUR) (miscellaneous footnote symbol)               651,904          3,326

UniCredito Italiano
  (EUR) (miscellaneous footnote symbol)             1,058,741          4,549

Total Italy (Cost $33,762)                                            33,026


JAPAN 16.7%

Common Stocks 16.7%

Canon                                                 248,000         10,023

DDI                                                       146            681

Fanuc                                                  36,100          1,798

Fuji Television Network                                   275          1,581

Fujisawa Pharmaceutical                                26,000            588

Fujits(diamond)                                       115,000          1,208

Hitachi                                                 2,000             20

Ito-Yokado                                             21,000            968

Kao                                                    42,000          1,044

Kokuyo                                                 55,000            578

Kyocera                                                31,500          2,778

Marui                                                 167,000          2,410

Matsushita Communication
  Industrial                                           37,000          1,685

Matsushita Electric Industrial                        246,000          3,850

Mitsui Fudosan                                        301,000          3,244

Mizuho Holdings                                         1,063          4,944

Murata Manufacturing                                   65,900          4,381

NEC                                                   360,000          4,864

Nippon Telegraph & Telephone                              556          2,898

Nomura Securities                                     279,000          5,347

NTT DoCoMo                                                602         10,475

Sankyo                                                 94,000          1,696

Seven-Eleven Japan                                     45,000          1,757

Shin-Etsu Chemical                                     85,000          3,122

Shiseido                                              112,000          1,051

Sony                                                  138,200          9,087

Sumitomo                                              174,000          1,218

Sumitomo Mitsui Bank                                  489,000          4,039

TDK                                                    21,000            978

Tokyo Electron                                         34,900          2,113

Toshiba                                               820,000          4,333

UFJ
Holdings* (miscellaneous footnote symbol)                 196          1,054


T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                             In thousands



Yamanouchi Pharmaceutical                              89,000   $      2,498

Total Japan (Cost $110,924)                            98,311

LUXEMBOURG 0.1%
Common Stocks 0.1%
Societe Europeenne des
Satellites (Class A) (EUR)                              4,729            621

Total Luxembourg (Cost $712)                              621

MEXICO 1.2%
Common Stocks 1.2%
Banacci                                               299,000            774

Femsa UBD Units (Represents 1
Series B and 4 Series
  D shares)                                           533,290          2,267

Grupo Iusacell ADR (USD)*                              55,000            380

Grupo Televisa GDR (USD)*                              85,008          3,401

Telefonos de Mexico (Telmex) (Class L) ADR
  (USD) (miscellaneous footnote symbol)                14,179            498

Total Mexico (Cost $8,237)                                             7,320


NETHERLANDS 7.4%

Common Stocks 7.4%

ABN Amro Holdings (EUR)                                45,392            854

Akzo Nobel (EUR)                                        7,184            304

ASM Lithography (EUR)*                                132,830          2,982

Elsevier (EUR)                                         74,490            928

Equant (EUR)*                                          10,988            198

Fortis (EUR)                                          120,960          2,944

ING Groep (EUR)                                       183,275         11,990

KPN (EUR)*                                             16,110             92

Philips Electronics (EUR)                             225,859          5,993

Royal Dutch Petroleum (EUR)                           116,930          6,736

VNU (EUR)                                             235,440          7,981

Wolters Kluwer (EUR)                                   99,272          2,671

Total Netherlands (Cost $44,052)                                      43,673


NORWAY 0.4%

Common Stocks 0.4%

Orkla                                                  93,020          1,685

Statoil ASA*                                           58,800            435

Total Norway (Cost $1,857)                                             2,120


                                                      Shares          Value
--------------------------------------------------------------------------------
                                                          In thousands

PORTUGAL 0.4%

Common Stocks 0.4%

Jeronimo Martins (EUR)*                                45,280   $        291

Portugal Telecom (EUR)*                               253,480          1,770

Portugal Telecom (EUR)*                               146,280             20

Total Portugal (Cost $2,494)                            2,081


SINGAPORE 0.9%

Common Stocks 0.9%

Flextronics (USD)                                      55,430          1,447

United Overseas Bank                                  571,424          3,607

Total Singapore (Cost $5,302)                           5,054

SOUTH KOREA 0.8%
Common Stocks 0.8%
Korea Telecom ADR
  (USD) (miscellaneous footnote symbol)                30,621            673

Pohang Iron & Steel ADR (USD)                          39,194            773

Samsung Electronics                                    21,796          3,218

Total South Korea (Cost $4,594)                         4,664


SPAIN 2.7%

Common Stocks 2.7%

Banco Bilbao Vizcaya
Argentaria (EUR)                                      474,466          6,144

Banco Santander Central Hispano (EUR)*                342,365          3,104

Empresa Nacional de Electricidad
  (EUR) (miscellaneous footnote symbol)               118,204          1,887

Repsol (EUR)                                           66,921          1,106

Telefonica (EUR)*                                     216,986          2,677

Telefonica ADR (USD)*                                  28,861          1,075

Total Spain (Cost $15,938)                                            15,993


SWEDEN 3.0%

Common Stocks 3.0%

Electrolux (Class B)                                   75,690          1,048

Hennes & Mauritz (Class B)                            139,220          2,388

LM Ericsson (Class B)                                 532,670          2,915

Nordea                                                885,888          5,051

Sandvik                                                21,720            437

Securitas
  (Class B) (miscellaneous footnote symbol)           347,852          6,095

Total Sweden (Cost $20,726)                                           17,934


T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands


SWITZERLAND 4.2%

Common Stocks 4.2%

ABB*                                                   72,500   $      1,098

Adecco                                                130,020          6,123

Credit Suisse Group*                                    7,100          1,168

Nestle                                                 39,670          8,435

Roche Holdings                                         35,700          2,573

UBS*                                                   36,896          5,288

Total Switzerland (Cost $21,577)                       24,685



TAIWAN 0.5%

Common Stocks 0.5%

Taiwan Semiconductor Manufacturing                  1,618,590          3,009

Total Taiwan (Cost $3,676)                                             3,009


UNITED KINGDOM 22.7%

Common Stocks 22.7%

Abbey National                                         62,000          1,087

AstraZeneca Group                                     147,565          6,885

Autonomy*                                               9,500             55

BG Group                                               92,620            366

BP                                                    401,000          3,301

British Telecom*                                      147,000            925

Cable & Wireless                                      254,423          1,499

Cadbury Schweppes                                     347,320          2,345

Celltech Group*                                       104,200          1,758

Centrica                                              186,700            597

Compass Group                                       1,042,680          8,355

David S. Smith Holdings                               121,000            238

Diageo                                                513,489          5,641

Dimension Data*                                        67,500            257

Electrocomponents                                     192,350          1,457

GKN                                                    23,000            221


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                             In thousands



GlaxoSmithKline                                       815,498   $     22,969

Granada                                               995,480          2,092

Hays                                                  277,244            715

Hilton Group                                          147,000            495

HSBC Holdings (HKD)                                   146,800          1,732

J Sainsbury                                           112,250            701

Kingfisher                                            330,500          1,791

Lattice Group                                         262,620            587

Reckitt Benckiser                                      63,000            909

Reed International                                  1,080,000          9,582

Rio Tinto                                             287,255          5,105

Royal Bank of Scotland Group                          549,158         12,119

Shell Transport & Trading                           1,505,721         12,532

Standard Chartered                                    266,000          3,413

Tesco                                                 692,900          2,503

Tomkins                                               753,592          1,942

Unilever                                              270,035          2,278

United Business Media                                  81,463            663

Vodafone Group                                      4,484,394          9,947

WPP Group                                             681,360          6,717

Total United Kingdom (Cost $143,614)                                 133,779


UNITED STATES 8.5%

Money Market Funds 8.5%

T. Rowe Price Reserve Investment Fund
  4.34% #                                          49,843,006         49,843

Total United States (Cost $49,843)                                    49,843

Total Investments in Securities
102.2% of Net Assets (Cost $610,114)                            $    601,242

Other Assets Less Liabilities                                        (13,042)

NET ASSETS                                                      $    588,200
                                                                ------------


#    Seven-day yield

*    Non-income producing


(miscellaneous footnote symbol) All or portion of this security is on loan at June 30, 2001 See Note 2.


ADR      American Depository Receipt

EUR      Euro

GDR      Global Depository Receipt

HKD      Hong Kong dollar

USD      U.S. dollar


The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
In thousands
--------------------------------------------------------------------------------

Assets
Investments in securities,
at value (cost $610,114)                                           $ 601,242

Securities lending collateral                                         56,878

Other assets                                                          11,359

Total assets                                                         669,479
Liabilities

Obligation to
return securities
lending collateral                                                    56,878
Other liabilities 24,401

Total liabilities                                                     81,279

NET ASSETS                                                         $ 588,200
                                                                   ---------

Net Assets Consist of:
Accumulated net
investment income -
net of distributions                                               $  11,788

Accumulated net realized
gain/loss -
net of distributions                                                 (31,344)

Net unrealized gain (loss)                                            (9,009)

Paid-in-capital applicable to
46,508,553 shares of
$0.0001 par value capital
stock outstanding;
1,000,000,000 shares of
the Corporation authorized                                           616,765

NET ASSETS                                                         $ 588,200
                                                                   ---------


NET ASSET VALUE PER SHARE                                          $   12.65
                                                                   ---------


The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands
--------------------------------------------------------------------------------

x                                                                   6 Months
x                                                                      Ended
x                                                                    6/30/01
Investment Income (Loss)
Income
  Dividend (net of
  foreign taxes of $860)                                           $  13,391

  Interest (net of
  foreign taxes of $9)                                                   874

  Securities lending                                                     191

  Total income                                                        14,456

Expenses

  Investment management
  and administrative                                                   3,308

  Net investment
  income (loss)                                                       11,148

  Realized and
  Unrealized
  Gain (Loss)

  Net realized
  gain (loss)

Securities                                                           (24,905)

  Foreign currency
  transactions                                                          (399)

  Net realized
  gain (loss)                                                        (25,304)

Change in net
unrealized gain or loss
Securities                                                           (92,808)

Other assets and
liabilities
denominated in
foreign currencies                                                      (127)

Change in net
unrealized gain or loss                                              (92,935)

Net realized and
unrealized gain (loss)                                              (118,239)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $(107,091)


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands
--------------------------------------------------------------------------------

                                                     6 Months           Year
                                                        Ended          Ended
                                                      6/30/01       12/31/00
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                                  $     11,148   $      3,049

  Net realized
  gain (loss)                                         (25,304)         9,494

  Change in net
  unrealized gain or loss                             (92,935)      (141,724)

  Increase (decrease)
  in net assets
  from operations                                    (107,091)      (129,181)

Distributions to shareholders

  Net investment income                                  -            (4,248)

  Net realized gain                                      -           (20,384)

  Decrease in net assets from distributions              -           (24,632)

Capital share transactions *

  Shares sold                                         710,737      1,406,771

  Distributions
  reinvested                                             -            24,632

  Shares redeemed                                    (677,605)    (1,322,761)

  Increase (decrease)
  in net assets
  from capital share
  transactions                                         33,132        108,642

Net Assets
Increase (decrease)
during period                                         (73,959)       (45,171)

Beginning of period                                   662,159        707,330

End of period                                    $    588,200   $    662,159
                                                 ------------   ------------
*Share information
Shares sold                                            51,627         80,768

Distributions reinvested                                 -             1,616

Shares redeemed                                       (49,053)       (75,605)

Increase (decrease) in shares
outstanding                                             2,574          6,779


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At June 30, 2001, the value of loaned securities was $56,774,000; aggregate collateral consisted of $56,878,000 in the securities lending collateral pool.

  Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $102,870,000 and $77,794,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $610,114,000. Net unrealized loss aggregated $8,872,000 at period-end, of which $71,569,000 related to appreciated investments and $80,441,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

  The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.

  The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $493,000 was payable at June 30, 2001. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $830,000 and are reflected as interest income in the accompanying Statement of Operations.T. Rowe Price International Stock Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP653 (6/01)
K15-056 6/30/01